SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                               MARGO CARIBE, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required.

        [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

        -----------------------------------------------------------------


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                             MONDAY, AUGUST 23, 2004

        -----------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Margo Caribe, Inc. ("Margo") will be held on Monday, August 23, 2004 at 10:00 a.m., local time, at the offices of Pietrantoni Mendez & Alvarez LLP, Banco Popular Center, 19th Floor, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and vote upon the following proposals:

          (1) To elect five directors;

          (2) To ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo for the year ending December 31, 2004; and

          (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has designated the close of business on July 12, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

     In order to assure that your vote will be counted, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope.

                                             By order of the Board of Directors,



                                             Margaret D. Spector
                                             Secretary

Vega Alta, Puerto Rico
July 13, 2004

                               MARGO CARIBE, INC.
                                    Road 690
                                  Kilometer 5.8
                          Vega Alta, Puerto Rico 00762


                      ------------------------------------
                                 PROXY STATEMENT
                      ------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on August 23, 2004


     This proxy statement is being furnished to the holders of the common stock, $.001 par value ("Margo Common Stock") of Margo Caribe, Inc., a Puerto Rico corporation ("Margo"), in connection with the solicitation of proxies by the Board of Directors of Margo for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the place and time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and accompanying form of proxy are first being sent to stockholders on or about July 30, 2004.

     The Board of Directors has ordered the Annual Meeting to be held on Monday, August 23, 2004, and has fixed the close of business on July 12, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Margo Common Stock is necessary to constitute a quorum at the meeting. In determining the presence of a quorum at the Annual Meeting, abstentions are counted and "broker non-votes" are not. A "broker non-vote" results when a broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote on a particular matter (even though those shares may be entitled to vote on other matters).

     As of the Record Date, Margo had 2,178,239 outstanding shares of Margo Common Stock. Holders of Margo Common Stock are entitled to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. The Margo Common Stock is the only class of Margo's securities which is entitled to vote on any matter submitted to a vote at the Annual Meeting.

     Proxies in the accompanying form, properly executed, duly returned to Margo and not revoked, will be voted in the manner specified. If no instructions are made, such shares will, except as provided in the second paragraph of this proxy statement, be voted (i) for the election of the five nominees for directors named in this proxy statement; (ii) to ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo; and (iii) in the proxyholders' discretion on any other matters that may properly come before the Annual Meeting. Returning a signed proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person, since proxies are revocable. A proxy for the Annual Meeting may be revoked at any time prior to its use by submission of a later dated proxy, by delivery of written notice of revocation to the Chairman of the Board of Margo, or by voting in person at the Annual Meeting. Presence at the Annual Meeting does not of itself revoke a proxy.

     Margo will pay the entire cost of soliciting proxies for the Annual Meeting. Solicitation of proxies may be made through personal visits or telephone calls to stockholders or their representatives by officers and other employees of Margo, who will receive no additional compensation therefor.

                              ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors at five. On June 4, 2004, Jairo Estrada resigned as a director. On June 7, 2004, the Board of Directors elected Mr. Evan H. Berger to serve as a director until the Annual Meeting to fill the vacancy created by Mr. Estrada's resignation. Mr. Berger is now being nominated for election as a director for the first time at the Annual Meeting. Accordingly, at the Annual Meeting, five directors comprising the entire Board of Directors of Margo are to be elected to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated the following persons for election as directors:

                               Michael J. Spector
                                 Evan H. Berger
                               Blas R. Ferraiuoli
                                Michael A. Rubin
                               Ramon L. Dominguez

     The Board of Directors recommends that stockholders vote FOR the election of the five nominees listed above. Michael J. Spector and Margaret D. Spector (the "Spectors") jointly own more than a majority of the outstanding shares of Margo Common Stock. As a result, the Spectors have sufficient votes to elect all of the nominees to Margo's Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management." The Spectors haveindicated that they intend to vote for each of the nominees listed above.

     Once a quorum is present, the directors must be elected by a majority of the votes cast by the shares of Margo Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have an effect on the election of directors of Margo. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote the shares represented thereby in favor of such nominees. In addition, though management does not anticipate that any of the persons named above will be unable, or will decline, to serve, if any of the persons named above is unable to serve or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion.

Information Concerning Nominees for Election

     The following table sets forth information with respect to each nominee for election to the Board of Directors. The business experience of each individual is set forth in the paragraphs following the table.


                         Age at            Position             Director
   Nominee           June 30. 2004        with Margo              Since
   -------           -------------        ----------              -----

Michael J. Spector        57                Chairman,              1981
                                        Chief Executive
                                      Officer and Director
Evan Berger               38                Director               ----
Blas R. Ferraiuoli        59                Director               1988
Michael A. Rubin          62                Director               1995
Ramon L. Dominguez        50                Director               2001

     MR. SPECTOR currently serves as the Chairman of the Board and Chief Executive Officer and is a director of Margo. He has held these positions since the organization of Margo in 1981. His wife, Margaret D. Spector, is Secretary of Margo.

     MR. BERGER is being nominated to the Board of Directors for the first time at the 2004 Annual Meeting of Stockholders. Since early 2003, Mr. Berger has served as Vice President and Director of Leasing for PMI Retail Property Management Corp. PMI is the managing agent for 5.3 million square feet of prime mall and strip based retail shopping centers in Puerto Rico. From 1996 to 2003, Mr. Berger was an attorney engaged in private practice in New York. From 1997 to 2001, Mr. Berger also served as General Counsel to Equilink LLC, New York, New York, a mergers and acquisitions, business development and 3 venture capital consultant to emerging market and small capitalization companies.

     MR. FERRAIUOLI was elected a director of Margo in 1988 and continues to hold that position. He has had his own law practice since June 1994.

     MR. RUBIN was elected a director of Margo in 1995 and continues to hold that position. Mr. Rubin is an attorney engaged in private practice. He has been a partner in the law firm of Michael A. Rubin, P.A., Coral Gables, Florida, for more than the past five years. Mr. Rubin serves as a director of the Herzfeld Caribbean Basin Fund, Inc.

     MR. DOMINGUEZ was elected as a director of Margo on October 26, 2001. Mr. Dominguez has served as the President of San Juan Holdings, Inc. (investment banking) since February 1998 and as the President of RD Capital Group, Inc. (broker-dealer) since July 1994.

Corporate Governance

     Margo's affairs are managed by, or are under the direction of, the Board of Directors pursuant to the General Corporation Law of the Commonwealth of Puerto Rico and Margo's By-Laws. Members of the Board of Directors are kept informed of the company's business through discussions with the Chairman and Chief Executive Officer, the Chief Financial Officer and with other members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Corporate Governance Guidelines

     Margo has adopted a Code of Business Conduct and Ethics that complies with the requirements of the Sarbanes-Oxley Act of 2002 and certain rule changes made by the Securities and Exchange Commission and the NASDAQ Stock Market. A copy of Margo's Code of Business Conduct and Ethics may be found on Margo's website at www.margocaribe.com.

     Shareholders or employees may direct their communications to Margo's Board of Directors or report possible legal or ethical violations to Margo's Audit Committee at:

          Margo  Caribe,  Inc.
          Chairman  of the Audit  Committee
          Call Box 1370
          Dorado, Puerto Rico 00646-1370

Board Independence

     Margo has determined that due to the beneficial ownership of the Spectors, of more than 50% of Margo Common Stock, Margo is a "controlled company" as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules. Therefore, Margo is not subject to the requirements of Rule 4350(c) that would otherwise require Margo to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) compensation of its executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director, nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

     Notwithstanding the foregoing, if the proposed nominees for election are elected at the annual meeting, more than two-thirds of the Board of Directors will consist of independent directors ("Independent Directors") pursuant to the rules adopted by the Securities and Exchange Commission currently applicable to the corporate governance standards for companies listed on the NASDAQ Stock Market. Margo's Board structure includes audit and compensation committees consisting entirely of Independent Directors.

     In determining independence, the Board of Directors has affirmatively determined whether directors have a "material relationship" with Margo. When assessing the "materiality" of a director's relationship with Margo, the Board of Directors considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm's length in the ordinary course of business and whether the services are being provided substantially on the same terms to Margo as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include business, consulting, legal, accounting, charitable and familial relationships. Independence means (1) not being a present or former employee of Margo; (2) not personally receiving or having a family member who receives more than $60,000 per year in direct compensation from Margo other than compensation for board services, payments arising solely from investments in Margo's securities, direct compensation paid by Margo to a family member who is a non-executive employee of Margo, benefits under a tax-qualified retirement plan or non-discretionary compensation and loans permitted under Section 13(k) of the Securities Act of 1934; (3) not being employed, or having a family member employed, as an executive officer of another company where any current executive of Margo serves on that company's compensation committee; (4) not being a director who is, or having a family member who is, a partner in, a controlling shareholder or an executive officer or employee of a company that makes payments (other than those arising solely from investments in the Margo's securities) to or receives payments from Margo for property or services in an amount which exceeds the greater of $200,000, or 5% of Margo's consolidated gross revenues; or (5) not being a director who is, of having a family member who is, a current partner in Margo's outside auditor or a former partner or employee of Margo's outside auditor who worked on Margo's Audit at any time during the past three years.

     Applying these standards, the Board of Directors has determined that the following majority of directors and nominees are independent -- Evan H. Berger, Blas R. Ferraiuoli, Michael A. Rubin and Ramon L. Dominguez.

Compensation of Directors

     The directors of Margo who are not employees of Margo are paid a quarterly retainer fee of $1,000 and an additional fee of $1,000 for each meeting of the Board (or committee thereof) attended in person, or $250 for each meeting of the Board (or committee thereof) conducted by telephone conference, plus any travel and out-of-pocket expenses incurred in connection with the performance of their duties. No separate fees are paid for committee meetings attended on the same day as a Board meeting. The directors of Margo who are employed by Margo do not receive additional compensation for serving as directors. Margo also provides directors liability insurance for its directors.

     As provided under Margo's 1998 Stock Option Plan (the "1998 Plan") adopted April 23, 1998, any nonemployee director of Margo who is in office on the first business day following any annual meeting of shareholders shall automatically receive on such date an option to acquire 2,750 shares of Margo Common Stock at the market price on such date. During 2003, Messrs. Ferraiuoli, Rubin, Dominguez and Estrada each received options to acquire 2,750 shares of Margo Common Stock at an exercise price of $3.18 expiring on May 30, 2013 in accordance with the 1998 Plan.

Directors' Meetings

     The Board of Directors held three meetings during 2003. Each member of the Board of Directors attended at least 75% of the Board meetings and meetings held by all Committees on which he or she served during such period.

     Each of the current directors (other than Mr. Berger who was not a director at that time) attended last year's annual stockholders' meeting. While Margo encourages directors to attend annual stockholder's meetings it has not adopted a formal policy that all directors must attend annual stockholders' meetings.

Board Committees

     The Board of Directors has standing Audit and Compensation committees. A current copy of the charter of the Audit Committee is reproduced as Appendix A attached hereto.

     The Audit Committee met six times and the Compensation Committee met two times during 2003.

     Presently, Margo's Board of Directors has no standing nominating committee and nominations are made by the Board of Directors as a whole. Margo's Board of Directors understands that given the small size of the company, the limited geographic area of its operations and its controlled status it is not appropriate to have a Nominating Committee of the Board of Directors.

     While Margo's Board of Directors has not adopted a formal policy with regards to the consideration director candidates recommended by shareholders, the Board will consider qualified candidates suggested by shareholders upon written submission by a shareholder in writing to Margo of the names of such nominees, together with their qualifications for service and evidence of their willingness to serve. Shareholders nomination to the Board must be made by no later than the tenth day following the date Margo publicly announces the date of its 2005 Annual Meeting of Stockholders.

Audit Committee

     The functions of the Audit Committee are described below under the caption "Report of the Audit Committee." The members of the Audit Committee are Messrs. Dominguez, Rubin and Berger. During the year, the Board examined the composition of the Audit Committee and has determined that all members of the Audit Committee meet the standards for independence set forth in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. The Board of Directors has also determined that each member is financially literate. Under final NASDAQ Stock Market rules, audit committee members may not receive any advisory or consulting fees for services to Margo.

     At the present time no member of the Board of Directors serving as the audit Committee meets the Securities and Exchange Commission's definition of "financial expert," which is basically limited to those who have prepared or audited comparable public company financial statements. While it might be possible to recruit a person who qualifies, the Board has determined that in order to fulfill all the functions of Margo's Board and Audit Committee, each member of the Board and the Audit Committee should meet all the criteria that have been established by the Board for board membership, and it is not in the best interest of Margo to nominate as a director someone who does not have all the experience and qualifications sought out by the Board. The Audit Committee consists of three independent directors, each of whom has been selected for the Audit Committee by the Board based on the Board's determination that they are fully qualified to monitor the disclosures of Margo to the end that they fairly present Margo's financial condition and results of operation. In particular, Mr. Dominguez has extensive experience in financial matters. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. Margo's Board believes that this is equivalent to having a "financial expert" on the Audit Committee, especially given the size of the company and the lack of complexity of its financial statements.

Compensation Committee

     The Compensation Committee is charged with reviewing Margo's general compensation strategy, reviewing benefit programs, administering Margo's stock option and restricted stock plans approving the compensation of the Chief Executive Officer and approving certain other employment contracts for senior executive officers. The members of the Compensation Committee are Messrs. Dominguez, Rubin and Berger, each of who has been determined to be independent by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee were employed by Margo during 2003. During 2003, none of the executive officers of Margo served as a director, executive officer or compensation committee member of another entity which had an executive officer who served as compensation committee member or director of Margo.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of June 30, 2004, the number of shares of Margo Common Stock owned beneficially by the following persons and the percentage of all shares outstanding represented by such ownership: (a) each director and nominee for director of Margo; (b) all executive officers, directors and nominees of Margo as a group; and (c) each person or entity known by Margo to be the beneficial owner of more than five percent (5%) of the outstanding Margo Common Stock. Unless otherwise stated, all shares are held with sole investment and voting power.


                      Security Ownership as of June 30,2004
                      -------------------------------------

               Name                  Amount Beneficially
      (Position with the Company)          Owned(1)        Percent of Class(1)
      ---------------------------          --------        -------------------

Michael J. Spector                        1,469,699(2)           66.5%
(Executive Officer and Director)

Margaret D. Spector                       1,469,699(2)           66.5%
Carr. 690, Km. 5.8
Vega Alta, Puerto Rico 00646
(Secretary and spouse of Mr. Spector)

J. Morton Davis                             207,643(3)            9.5%
D.H. Blair Holdings, Inc.
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York 10005
(Five Percent Shareholder)

Evan H. Berger (Nominee)                          0                (4)

Blas Ferraiuoli (Director)                   41,250               1.9%

Michael A. Rubin (Director)                  38,650               1.8%

Ramon L. Dominguez (Director)                11,650                (4)

All Executive Officers, Directors and     1,609,467(1)           73.9%
nominees as a Group (11 persons)
---------------
(1) For each person or group, the amount shown as beneficially owned includes the number of shares of common stock the named person(s) has the right to acquire upon exercise of stock options that are exercisable within 60 days of June 30, 2004 as shown below:
        o Michael J. Spector and  Margaret D. Spector - 27,500 shares
        o Evan H.Berger - 0 shares
        o Blas R.  Ferraiuoli  - 11,000 shares
        o Michael A.Rubin - 1,650 shares
        o Ramon  Dominguez - 1,650 shares
        o All Executive Officers and Directors as a Group - 41,800 shares Percent of class does not include shares of common stock issuable upon exercise of stock options held by other persons.
(2) Includes 1,099,173 shares held directly by Mr. Spector, 334,326 shares held by Mrs. Spector and 36,100 held jointly. Also includes stock options to acquire 16,500 and 11,000 shares held by Mr. Spector and Mrs. Spector, respectively. The Spectors share voting and investment power over the shares owned by each other.
(3) This amount consists of 21,780 shares owned directly by Mr. Blair, 174,513 shares held in the name of D.H. Blair Investment Banking Corp., a registered broker-dealer which is wholly-owned by D.H. Blair Holdings, Inc., which in turn is wholly-owned by J. Morton Davis and of 11,350 shares owned by Rosalind Davidowitz, the spouse of Mr. Davis. This amount is based upon a Schedule 13G, as amended on February 11, 2004, filed with the SEC.
(4)  Less than one percent.

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth certain information regarding the executive officers of Margo as of June 30,2004 who do not serve on Margo's Board of Directors.

           Name (Age)                 Positions with Margo
           ----------                 --------------------

     Juan B. Medina (44)           Senior Vice President and
                                   Chief Financial Officer

     Rene Llerandi (44)            Vice President -- Sales

     Tulio Figueroa (53)           Senior Vice President --
                                   Marketing and Sales

     Leida Rivera (33)             Comptroller

     Luis M. Torres (44)           Senior Vice President --
                                   Nursery Division

     Officers serve at the discretion of the Board of Directors. All of the executive officers of Margo except Margaret D. Spector, Margo's Secretary, devote their full time to the operations of Margo.

Background of Executive Officers

     Set forth below is a summary of the background of each person who was an executive officer of Margo as of June 30, 2004, other than executive officers who also serve as directors.

     MR. MEDINA currently serves as the Senior Vice President and Chief Financial Officer of Margo. He has held this position since September 2, 2003. From January 1983 to July 1986, Mr. Medina worked as an auditor for KPMG Peat Marwick in San Juan, Puerto Rico. From July 1986 to May 2003 he worked for MAPFRE/PRAICO Life, a Puerto Rico based life insurance company with its Parent Company in Madrid, Spain. Positions held during this period included Vice President of Finance from 1986 to 1992; Vice President Operations & Finance, Treasurer from 1992 to 1997; Executive Vice President, Chief Financial Officer, member of the Board of Directors and various committees delegated by the Board from 1997 to 2003.

     MR. LLERANDI currently serves as Vice President of Sales. He has held this position since August 2003. He formerly served as Vice President of Marketing. He joined Margo in 1998 as Sales Manager for Puerto Rico.

     MR. FIGUEROA currently serves as the Senior Vice President of Marketing and Sales. He has held this position since he joined Margo on August 4, 2004. From February 1995 to August 2003, Mr. Figueroa served as President of Global
Associates Inc.; from June 1998 to January 1995 he was the Regional Vice President of Latin America for Rubbermaid, Inc.

     MS. RIVERA currently serves as the Comptroller of Margo. She has held this position since she joined Margo on October 16, 2003. Ms. Rivera has more than 10 years of professional experience and was previously employed for more than five years prior to joining Margo as an Audit Manager with Ernst & Young LLP.

     MR. TORRES currently serves as Senior Vice President -- Nursery Division. He has held this position since June 7, 2004. From January 1, 2003 to June 7, 2004 Mr. Torres served as General Manager of Salinas Holding, Inc., DBA Margo Turf and Trees Farm, a joint venture in which Margo has a one-third equity interest. From February 1998 to March 2002, Mr. Torres served as Vice President and Partner of Pennock Growers Inc. Mr. Torres has more than 18 years of professional experience in the ornamental and nursery business as a grower, manager and consultant.

                             EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

     The following Report of the Compensation Committee on Executive Compensation shall not be deemed filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Margo has a Compensation Committee which is principally responsible for the development and administration of Margo's compensation program.

     Margo's executive compensation program is designed to retain experienced management and to link compensation and returns to shareholders. To this end, Margo has developed a compensation strategy that ties a portion of executive compensation to Margo's performance and to appreciation in Margo's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in Margo's business strategy and to link executive and shareholder interests through the use of stock options linked to stock performance.

     The key elements of Margo's executive compensation consist of base salary, an annual bonus and long-term incentives through equity- based awards. Margo's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Michael J. Spector, Margo's Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee will take into account the full compensation package afforded by Margo to the individual, including insurance and other benefits, as well as the programs described below.

Base Salaries

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in similar industries and markets.

     Annual salary adjustments are determined by evaluating the performance of Margo and of each executive officer, and also take into account new responsibilities. Non-financial performance measures are also considered. These include increase in market share, efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

     With respect to the base salary of Mr. Spector, the Compensation Committee has taken into account a comparison of base salaries of chief executive officers of similar companies and an assessment of Mr. Spector's individual performance. Other factors that have and will be taken into account are the longevity of Mr. Spector's service to Margo and its belief that Mr. Spector is an excellent representative of Margo to the public by virtue of his stature in the community and his experience in the industry.

Annual Bonus

     Margo's executive officers are eligible for an annual bonus based on Margo's profitability or performance as a whole and individual performance. All executive bonuses were recommended by the Chief Executive Officer and approved by the Committee.

     During 2003, bonuses for all executives were determined principally on a general evaluation of the performance of Margo as a whole and the individual performance of the executive. Mr. Spector requested that he not be awarded a bonus for 2003.

Equity Based Compensation

     Under Margo's 1998 Plan, which was approved by shareholders, stock options may be granted to Margo's officers, directors and employees. Stock options are designed to provide additional incentive to employees and directors who provide services to Margo and its subsidiaries. The exercise price with respect to stock options under the 1998 Stock Option Plan is determined by the Compensation

Committee. Under the 1998 Stock Option Plan, the option exercise price may not be less than 100% of the fair market value of the common stock on the date of grant. This approach is designed to incentivize the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock options were not granted to Mr. Spector during the past three years because of his large existing equity ownership in Margo.

     Grants of options are made by the Compensation Committee. No grants of stock options were made to Mr. Spector during 2003.

     During 2003, Margo adopted the Margo Caribe, Inc. 2003 Restricted Stock Plan (the "2003 Plan"). Under the 2003 Plan, which was approved by shareholders, time-based and performance-based grants or awards of restricted stock may be made to executive officers and other key employees of Margo. The 2003 Plan includes certain performance goals that Margo may use to define the vesting period for performance-based equity awards when such awards are granted under the 2003 Plan. Under the 2003 Plan the grant or award of equity-based compensation is intended to attract, retain and reward key employees and strengthen the mutuality of interests between such key employees and Margo's shareholders. Grants of restricted stock under the 2003 Plan are made by the Compensation Committee. No grants or awards of restricted stock were made to Mr. Spector during 2003.

                             Compensation Committee
                            of the Board of Directors

                                 Evan H. Berger
                               Ramon L. Dominguez
                                Michael A. Rubin

Summary Compensation Table

     The following table sets forth information regarding compensation paid by Margo to its President and Chief Executive Officer for the fiscal years ended December 31, 2003, 2002 and 2001. No other executive officer of Margo received total annual salary and bonus exceeding $100,000 during 2003, 2002 or 2001. The amount of option grants shown in the table have been adjusted for a 10% stock dividend effective June 28, 2002.


                                                                                   Long-Term
                                      Annual Compensation                     Compensation Awards

                                                                           Restricted        Number of
 Name of Individual and                                   Other Annual       Stock        Stock Options       All Other
Position with the Company   Year    Salary      Bonus    Compensation(1)   Awards($)         Granted        Compensation
-------------------------   ----    ------      -----    -------------    ----------      -------------    -------------
Michael J. Spector          2003   $130,000   $     --    $  8,000             0                   --        $  8,000
  Chairman,                 2002    115,000     11,000       8,000             0              2,750(2)          8,000
  Chief Executive Officer   2001    102,000     11,000       8,000             0              2,750(2)          8,000
   and Director
---------------
(1)  Represents matching contribution under Margo's Salary Deferral Retirement
     Plan.
(2)  Represents  2,750  options  granted to his spouse,  Margaret D. Spector for each of 2001, 2002, and 2003. Mr. Spector may be deemed to beneficially own the options granted to Mrs. Spector.

Grant of Stock Options

     During 2003, Margo did not grant any stock options to its executive officers.

Options Exercised During 2003 and Option Values at December 31, 2003

     None of the executive officers of Margo named in the Cash Compensation Table exercised any stock options during 2003.

     The following table sets information on outstanding options held by Michael
J. Spector and their value at December 31, 2003 as well as certain information on stock options exercised by him during the year. Value is calculated as the difference between the last sales price of the Common Stock and the exercise price at December 31, 2003, the last day the Common Stock was traded during 2003.


                                                    Number of Shares             Value of Unexercised
                                                       Underlying                    In-The-Money
                                                   Unexercised Options                 Options at
                                                       at 12/31/03                   12/31/03(1)(2)
                                                      -------------                 ---------------
                         Shares
                         Acquired     Value     Exercisable  Unexercisable    Exercisable     Unexercisable
       Name            on Exercise  Realized    -----------  -------------    -----------     -------------
       ----            -----------  --------
Michael J. Spector(1)  22,000(3)   $101,860(4)     27,500        5,500       $116,435(1)(2)   $21,863(1)(2)

------------------

(1) Includes 22,000 options held by Margaret D. Spector,  the wife of Michael J.
Spector.
(2) Based on the last sales price of $7.10 per share on December 31, 2003 and an exercise price of $3.13, $1.50, $2.50, $1.75, $3.75 and $3.50 for 22,000,
19,250,  2,750, 2,200, 1,650, 1,100 and 550 exercisable  options,  respectively, and an exercise price of $2.50, $1.75, $3.75 and $3.50 for 550, 1,100, 1,650 and
2,200 of unexercisable options, respectively.
(3) Includes  the  exercise of options to acquire  5,500  shares by Margaret D.
Spector.
(4) $25,465 corresponds to the value realized upon exercise of options to acquire 5,500 shares by Margaret D. Spector.

         Margo did not reprice any options during 2003.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2003, regarding shares of common stock that may be issued to all Margo directors and employees under its 1988 Stock Benefits Plan, its 1998 Stock Option Plan and its 2003 Restricted Stock Plan, its only equity based compensation plan currently in effect as well as pursuant to non-qualified options granted to non-employee directors prior to 1998.

                                                                                                         Number of
                                                                                                         Securities
                                                                                                         Remaining
                                                                                                       Available for
                                                                                                      Future Issuance
                                                                                                        Under Equity
                                                             Number of                                  Compensation
                                                            Securities    Weighted-                         Plans
                                                           to be Issued    Average       Number of       (Excluding
                                                               Upon        Exercise      Securities      Securities
                                                            Exercise of    Price of      Awarded as     Reflected in
                                                            Outstanding  Outstanding     Restricted      the Second
                                     Plan Category            Options      Options         Stock           Column)
Equity compensation plans     1988 Stock Benefits Plan         22,550       $3.36              --                -
   approved by security       1998 Stock Option Plan           95,150       $2.99              --           85,600
   holders....................2003 Restricted Stock Plan           --       --             17,500          182,500

Equity compensation plans     Non-qualified option
   not approved by security   grants to non-employee
   holders....................directors prior to 1998          12,100       $3.20              --                -
                                                             --------     -------         -------         --------

      Total...................                                129,800       $3.01          17,500          268,100

Employment Agreements

     During 2003, Margo entered into an employment agreement with Mr. Tulio Figueroa, Senior Vice President-Marketing and Sales. Under the Agreement, Mr. Figueroa is entitled to an annual salary of $108,000 for a one-year term ending August 1, 2004. During 2003, he also received 10,000 restricted shares of common stock in connection with the execution of this agreement.

Salary Deferral Retirement Plan

     During 1998, Margo established a Salary Deferral Retirement Plan (the "Retirement Plan") under the provisions of the Puerto Rico Internal Revenue Code of 1994. The Retirement Plan covers all employees who are at least 21 years of age and have completed one year of service. Under the terms of the retirement plan, Margo matches up to 100% of the pre-tax contributions made by employees in an amount equal to 10% of their basic salary subject to a maximum of $8,000. For the year ended December 31, 2003, Margo paid approximately $57,000 as matching contribution for all participants.

                                PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Performance Graph compares the yearly percentage change in Margo's cumulative total stockholder return on its Common Stock to that of the Center for Research in Securities Prices ("CRSP") Index for NASDAQ Stock Market (US Companies) and a Peer Group Index. The Peer Group Index consists of corporations engaged in the nursery business (Calloways Nursery Inc., Hines Horticulture Inc. and Griffin Land & Nurseries, Inc.). The Performance Graph assumes (i) that $100 was invested on December 31, 1998 in the case of each of the CRSP Index for NASDAQ Stock Market (U.S. Companies), the Peer Group Index and Margo's Common Stock; and (ii) the reinvestment of all dividends.

               Comparison of Five - Year Cumulative Total Returns
                              Performance Graph for
                               MARGO CARIBE, INC.

                Produced on 07/14/2004 including data to 12/31/2003

CRSP Total Returns Index for:    12/1998 12/1999 12/2000 12/2001 12/2002 12/2003
-----------------------------    ------- ------- ------- ------- ------- -------
Margo Caribe, Inc.                 100.0    97.4    78.9   197.3   174.6   311.7
Nasdaq Stock Market (US Companies) 100.0   185.4   111.8    88.7    61.3    91.7
Self - Determined Peer Group       100.0    94.1    46.8    57.9    52.7    63.5

Companies in the Self-Determined Peer Group
     CALLOWAYS NURSERY INC              GRIFFIN LAND AND NURSERIES INC
     HINES HORTICULTURE INC

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1998.

                               -----------------

     Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices. Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lease and Option to Purchase Puerto Rico Nursery Farm

     Effective January 1, 2004, Margo and the Spectors entered into a new lease agreement with respect to Margo's principal nursery farm. The lease has an initial term of five years renewable for an additional term of five years at the option of Margo. During the initial term of the lease, rent is set at $24,000 per month. During the renewal term, the rent increases to the greater of (x) $24,000 per month or (y) the original $24,000 per month adjusted on the basis of the increase in the Wholesale Price Index ("WPI") published by the United States Department of Labor, Bureau of Labor Statistics, from the WPI which was in effect on January 1, 1993 to the WPI in effect on January 1, 2003. Additionally, Margo is required to pay all taxes on the property, maintain certain insurance coverages and otherwise maintain the property. The lease also contains an option which permits Margo to purchase the property at its appraised value in the event of the death of both Mr. and Mrs. Spector. In consideration of the option Margo is required to pay the Spectors an additional $1,000 per month. A committee of independent directors approved the new lease agreement. In connection with this lease, the Spectors also agreed to reimburse Margo for any unamortized value of the leasehold improvements applicable to the Vega Alta facility as of the date of termination.

Loan to Company by Spectors

     On June 15, 2004, Michael J. Spector and Margaret D. Spector made a $500,000 loan to Margo to be used for general working capital purposes. The note evidencing the loan bears interest, payable monthly, at Citibank, N.A.'s prime rate. The loan matures on January 2, 2005 and may be prepaid without premium or penalty. Margo did not pay any commitment fee or commission in connection with the loan. Margo's Board of Director believes that the terms and conditions of the loan are at least as favorable to Margo as those that could have been obtained from an unaffiliated third party.

Landscaping Services Provided by Margo to Estancias de Cerro Mar, Inc.

     During 2003 and 2002, Margo provided landscaping and landscape maintenance services to Estancias de Cerro Mar, Inc., an entity controlled by the Spectors, and charged approximately $417,000 and $525,000, respectively, for these services. Margo believes that the prices and other terms granted to Estancias de Cerro Mar, Inc. were at least as favorable to Margo as those charged to unrelated entities.

Obligations Under Guarantees

     Since September 22, 2003, Margo is guarantor for a loan in the amount of $1,300,000 made to Salinas Holdings, Inc., an unconsolidated subsidiary. The guaranty is continuous and several, limited to 33.33% of all outstanding principal and accrued interest on the loan, which is equal to Margo's pro-rata ownership participation in Salinas Holdings. The term of the loan is thirty- six months and payable in monthly installments of $36,111, plus accrued interests. The interest rate is calculated based on the 90 days LIBOR rate fluctuating every 90 days, plus 1.5% over such rate. As of December 31, 2003, the maximum potential amount of future payments that Margo could be required to make under the guarantee is approximately $397,000, plus accrued interest.

Certain Other Relationships

     Mr. Evan H. Berger, a nominee for director, is married to the step daughter of Mark Greene, a former director of Margo, and the owner of a one third equity interest in Salinas Holdings, Inc., a joint venture dedicated to sod and tree production in which Margo also owns a one third equity interest. During 2003, Salinas Holdings paid Margo $24,000 in management fees and sales commissions of $116,921. As of December 31, 2003, Margo had net advances due from Salinas Holdings, Inc. of $29,879.

     During 2003, Blas R. Ferraiuoli, a director of Margo, received legal fees from the purchasers of homes in the Estancias de Cerro Mar, Inc. development, which is controlled by the Spectors.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Margo under the Securities Act of 1933 of the Securities Exchange Act of 1934, except to the extent Margo specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a written charter for the Audit Committee, which was approved by the full Board on June 6, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and NASDAQ Marketplace Rules is reproduced as Appendix A attached hereto will be provided upon written request to Margo.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of Margo's financial reporting process. As set forth in the charter, management of Margo is responsible for the preparation, presentation and integrity of Margo's financial statements, Margo's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Margo's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect and by the Sarbanes-Oxley Act of 2002. Finally, the Committee discussed with Deloitte & Touche LLP matters related to their independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and considered whether any other non-audit services provided by Deloitte & Touche are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Margo's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Margo's auditors are in fact "independent."

     Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements of Margo be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                  Members of the Audit Committee

                  Evan H. Berger
                  Ramon L. Dominguez
                  Michael A. Rubin

                  Dated: July 13, 2004

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Deloitte & Touche LLP to act as Margo's independent accountants for the year ending December 31, 2004 subject to ratification by Margo's shareholders.

     Deloitte & Touche LLP has served as Margo's independent public accountants since 1997. Services provided to Margo and its subsidiaries by Deloitte & Touche in fiscal 2003 included the audit of Margo's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the SEC and consultations on various accounting matters.

     The Audit Committee reviewed all non-audit services rendered by Deloitte & Touche LLP to Margo and concluded that the provision of such services was compatible with the maintenance of Deloitte & Touche's independence in the conduct of its auditing functions.

     The aggregate fees billed for professional services by Deloitte & Touch LLP in 2003 and 2002 for these various services provided to Margo were:


           Type of Fees                 2003                 2002
           ------------                 ----                 ----

     Audit Fees                       $71,260              $72,525
     Audit-Related Fees                 3,800                   --
     Tax Fees                              --               26,150
     All Other Fees                        --                   --

                            -------------------  -------------------
     Total                            $75,060              $98,675

     In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees Margo paid Deloitte & Touche LLP for professional services for the audit of the Company's consolidated financial statements included in Margo's Annual Report on Form 10-K and review of financial statements included in Margo's Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit or review of Margo's financial statements, accounting consultations and
Sarbanes-Oxley, Section 404, consultations; "tax fees" are fees for tax compliance, tax advice and assistance with tax audits; and "all other fees" are fees billed by Deloitte & Touche LLP to Margo for any services not included in the first three categories of which there were none during 2003 and 2002.

     The submission of this proposal to a vote of shareholders is not legally required. If the selection of Deloitte & Touche LLP is not approved, the Audit Committee and the Board of Directors will reconsider its selection. The affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting is required to adopt this proposal.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Board of Directors unanimously recommends that stockholders vote for ratification of the selection of Deloitte & Touche LLP as Margo's independent accountants.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires Margo's directors and executive officers to report their ownership of and transactions in Margo's Common Stock to the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Copies of these reports are also required to be supplied to Margo. Specific dates for filing these reports have been established by the SEC, and Margo is required to report in the annual report any failure of its directors and executive officers to file by the relevant due date any of these reports during the fiscal year ended December 31, 2003. Based solely on its review of the copies of the report received by it, Margo believes that all such filing requirements were satisfied, except that Michael J. Spector filed two late reports related to the purchase of 1,100 shares, Rene Llerandi filed three late reports related to the sale of 1,400 shares and the exercise of options to purchase 1,100 shares and Jairo Estrada filed late his initial report upon becoming a director.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to present for consideration at the 2005 Annual Meeting of Stockholders must be received by Margo by the close of business on the tenth day following the date Margo publicly announces the date of its 2005 Annual Meeting of Stockholders. Proposals should be directed to the attention of the Secretary of Margo.

                                  ANNUAL REPORT

     A copy of Margo's Annual Report to Shareholders containing the consolidated financial statements of Margo for the fiscal year ended December 31, 2003 is being mailed to each stockholder together with this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Annual Meeting other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment on such matter.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                             Margaret D. Spector
                                                                  Secretary

Vega Alta, Puerto Rico
July 13, 2004

                                                                      APPENDIX A
                                                                      ----------


                               MARGO CARIBE, INC.
                             AUDIT COMMITTEE CHARTER
                              ADOPTED JUNE 6, 2000

     1. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc.

     2. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

          a. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

          b. in its oversight of the Company's financial statements and the independent audit thereof;

          c. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

          d.   in evaluating the independence of the outside auditors.

          The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

          In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

          The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

          The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

     3. Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial results. The Audit Committee should meet separately at least annually with management, and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     4. Duties and Powers of the Audit Committee: To carry out its purposes the Audit Committee shall have the following duties and powers:

          a.   with respect to the outside auditor,

     i. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

     ii. to review the fees charged by the outside auditors for audit and non-audit services;

     iii. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

     iv. to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

          b. with respect to financial reporting principles and policies and internal audit controls and procedures,

     i. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

     ii. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

     o deficiencies noted in the audit in the design or operation of internal controls;

     o    consideration of fraud in a financial statement audit;

     o    detection of illegal acts;

     o the outside auditor's responsibility under generally accepted auditing standards;

     o    significant accounting policies;

     o    management judgments and accounting estimates;

     o    adjustments arising from the audit;

     o the responsibility of the outside auditor for other information in documents containing audited financial statements;

     o    disagreements with management;

     o    consultation by management with other accountants;

     o major issues discussed with management prior to retention of the outside auditor;

     o    difficulties encountered with management in performing the audit;

     o the outside auditor's judgments about the quality of the entity's accounting principles; and

     o review of interim financial information conducted by the outside auditor;

     iii. to meet with management and/or the outside auditors:

     o    to discuss the scope of the annual audit;

     o    to discuss the audited financial statements;

     o to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

     o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

     o    to  discuss   significant   changes  to  the  Company's  auditing  and
          accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

     o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

     iv. to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

     v. to discuss with the Company's outside counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

          c.   with respect to reporting and recommendations,

     i.   to prepare  any  report,  including  any  recommendation  of the Audit
          Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

     ii. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

     iii. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     5. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

     6. Effective Date: This Charter will become effective immediately upon its approval by the Board of Directors.

     7. Amendments: This Charter may only be amended by a resolution duly adopted by the Board of Directors.

                       ANNUAL MEETING OF STOCKHOLDERS OF
                               MARGO CARIBE, INC.
                                August 23, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.
--------------------------------------------------------------------------------

1.   Election of Directors:

Nominees: 01 Evan Berger 02 Ramon L. Dominguez, 03 Blas R. Ferraluoli,
          04 Michael A. Rubin, 05 Michael J. Spector

        FOR                  WITHHOLD               FOR
        All                 AUTHORITY               ALL
      NOMINEES            FOR ALL NOMINEES       Except (See Instructions Below)
        [ ]                    [ ]                  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), Mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

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To  change  the  address  on your  account,  please  check  the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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2.   Ratification of appointment of Deloitte & Touche LLP as independent accountants of the Company;

            FOR                   AGAINST                ABSTAIN
            [ ]                     [ ]                    [ ]

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3.   In the discretion of such proxies, upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.


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Signature of Stockholder _______________________________________________________
Date: __________________________________________
Signature of Stockholder _______________________________________________________
Date: __________________________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly auhtorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by auhtorized person.

                             MARGO CARIBE, INC.
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael J. Spector and Juan B. Medina, and each of them severally, as proxies, with full power of substitution, to vote on behalf of the undersigned all of the shares of the Common Stock of MARGO CARIBE, INC., a Puerto Rico corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Piertrantoni Mendez & Alvarez LLP, Banco Popular Center, 19th Floor, 209 Munoz Rivera Avenue, San Juan, Puerto Rico on Monday, August 23, 2004 at 10:00 a.m. (local time), and at any adjournment or postponement thereof, upon the following matters on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.




COMMENTS:     (Continued and to be signed on reverse side)